Exhibit 10.2

June 13, 2008

Butler Service Group, Inc.
110 Summit Avenue
Montvale, New Jersey 07645

                    Re:           Butler Third Amendment to Second Lien Credit Agreement

Ladies and Gentlemen:

          Reference is made to the Third Amendment to Second Lien Credit Agreement (the “Third Amendment”) dated as of May 28, 2008. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings provided in the Third Amendment and if not defined therein shall have the respective meanings provided for in the Credit Agreement (as defined in the Third Amendment).

          This letter modifies the Third Amendment by amending and restating Section 4(a)(iii) to read as follows:

                    (iii)          “ Forbearance Termination Date” means the earlier to occur of (i) 5:00 p.m. (Chicago time) on July 1, 2008, and (ii) the date upon which a Forbearance Default occurs.

[Signature page follows]

          Please indicate your acceptance of and agreement to the foregoing by signing and returning, by facsimile (312-258-8350), this Letter to Monroe Capital Management Advisors, LLC, Attention: Mark Bohntinsky.

Very truly yours,

MONROE CAPITAL MANAGEMENT ADVISORS LLC

By:	/s/ Mark Bohntinsky

Title:	SVP

GARRISON FUNDING 2008-1 LTD.

By: /s/ Joseph Tansey

Title: President

MC FUNDING, LTD.
By: Monroe Capital Management, LLC,
as Collateral Manager

By:	/s/ Mark Bohntinsky

Title:	SVP

AGREED TO AND ACCEPTED AS OF
THIS ________ DAY OF JUNE, 2008.

BUTLER SERVICE GROUP, INC.

By:	/s/ Mark Koscinski

Title:	SVP, CFO